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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



               Date of report (Date of earliest event reported):
                        March 1, 1999 (February 24, 1999)



                                   CNET, Inc.
                                   ----------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


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
              Delaware                             0-20939                            13-3696170
              --------                             -------                            ----------
  (STATE OR OTHER JURISDICTION OF          (COMMISSION FILE NUMBER)       (IRS EMPLOYER IDENTIFICATION NO.)
           INCORPORATION)
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                               150 Chestnut Street
                         San Francisco, California 94111
                         -------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)



               Registrant's telephone number, including area code:
                                 (415) 395-7800



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ITEM 5.        OTHER EVENTS.

         On February 24, 1999, CNET, Inc. issued a press release announcing its intention to raise $150 million (excluding any over-allotments) through a Rule 144A offering of convertible subordinated notes. The press release is attached hereto as Exhibit 99.1 and is incorporated in its entirety herein by reference. See "Index to Exhibits."


ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS.

         (c)   Exhibits

         99.1  Press Release issued by CNET, Inc. on February 24, 1999.





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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

      Dated: March 1, 1999                  CNET, INC.



                                            By:  /s/  SHELBY W. BONNIE
                                                 -------------------------------
                                                 SHELBY W. BONNIE
                                                 Executive Vice President and
                                                 Chief Operating Officer




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                                INDEX TO EXHIBITS

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
Exhibit
Number                             Description
-------                            -----------
99.1        Press Release issued by CNET, Inc. on February 24, 1999.
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